UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 3, 2005 (September 27, 2005)
FIRST ACCEPTANCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12117	75-1328153

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3813 Green Hills Village Drive
Nashville, Tennessee	37215

(Address of Principal Executive Offices)	(Zip Code)
(615) 844-2800

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     (a) Dismissal of Independent Registered Public Accounting Firm.
     KPMG LLP (“KPMG”) was previously the principal accountants for First Acceptance Corporation (the “Company”). On September 27, 2005, the Audit Committee of the Board of Directors of the Company terminated KPMG’s appointment as the Company’s independent registered public accounting firm.
     The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended June 30, 2005 and June 30, 2004, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG LLP on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of June 30, 2005 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.
     In connection with the audits of the fiscal years ended June 30, 2005 and June 30, 2004, and the subsequent interim period through September 27, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement.
     In connection with the audits of the fiscal years ended June 30, 2005, and June 30, 2004 and the subsequent interim period through September 27, 2005, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
     The Company has provided KPMG with a copy of the foregoing disclosure and has requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements and, if not, stating the respects in which KPMG does not agree. A copy of the letter from KPMG dated October 3, 2005 is filed as Exhibit 16.1 to this Current Report on Form 8-K.
     (b) Engagement of New Independent Registered Public Accounting Firm.
     Effective as of September 27, 2005, the Audit Committee of the Board of Directors of the Company approved the engagement of Ernst & Young LLP (“Ernst & Young”) as the Company’s new independent registered public accounting firm. During the fiscal years ended June 30, 2005 and June 30, 2004, and through the date of the date of the engagement of Ernst & Young as set forth above, the Company has not consulted with Ernst & Young with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

16.1	Letter of KPMG LLP

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST ACCEPTANCE CORPORATION
By:	/s/ Charles D. Hamilton
Charles D. Hamilton
Senior Vice President, Chief Financial Officer and Treasurer

Date: October 3, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter of KPMG LLP